EXHIBIT 21.1

                               VECTREN CORPORATION

                                  Subsidiaries

Wholly Owned Subsidiaries:

                                         State of Incorporation/   Doing Business As
Name of Entity                           Jurisdiction
-------------------------------------    -----------------------   -----------------------
|X|  Vectren Utility Holdings, Inc.      Indiana
|X|  Southern Indiana Gas and Electric   Indiana                   Vectren Energy Delivery
     Company, Inc.                                                      of Indiana
|X|  Indiana Gas Company, Inc.           Indiana, Ohio             Vectren Energy Delivery
                                                                        of Indiana
|X|  Vectren Energy Delivery of Ohio,    Ohio
     Inc.
|X|  Vectren Enterprises, Inc.           Indiana
|X|  Vectren Communications, Inc.        Indiana
|X|  Vectren Energy Services, Inc.       Indiana
|X|  Vectren Retail, Inc.                Indiana, Ohio             Vectren Source
|X|  Vectren Energy Solutions, Inc.      Indiana
|X|  Vectren Financial Group, Inc.       Indiana
|X|  Vectren Utility Services, Inc.      Indiana
|X|  Vectren Fuels, Inc.                 Indiana
|X|  Vectren Capital, Corp.              Indiana
|X|  Vectren Resources, LLC              Indiana
|X|  IEI Financial Services, LLC         Indiana
|X|  SIGCORP Energy Services, LLC        Indiana
|X|  Southern Indiana Properties, Inc.   Indiana
|X|  Vectren Advanced Communications,    Indiana
     Inc.
|X|  Vectren Communication Services,     Indiana
     Inc.

Less than Wholly Owned Subsidiaries:

                                         State of Incorporation/   Doing Business As
Name of Entity                           Jurisdiction
-------------------------------------    -----------------------   ------------------------
|X|  ProLiance Energy, LLC               Indiana
|X|  Reliant Services, LLC               Indiana
|X|  CIGMA, LLC                          Indiana
|X|  Energy Systems Group, LLC           Indiana
|X|  Haddington Energy Partners, LP      Delaware
|X|  Pace Carbon Synfuels, LP            Delaware
